EXHIBIT 99.1

BK Technologies Announces Reverse Stock Split

WEST MELBOURNE, FL / ACCESSWIRE / March 23, 2023 / BK Technologies Corporation (NYSE American:BKTI) (the "Company") today announced that it will effect a one (1)-for-five (5) reverse stock split of its outstanding common stock, effective April 21, 2023 at 5:00 p.m., Eastern Time. The Company's common stock should begin trading on a split-adjusted basis at the commencement of trading on April 24, 2023, under the Company's existing trading symbol, "BKTI." The Company's common stock has been assigned a new CUSIP number, 05587G 203, in connection with the reverse stock split.

The Board of Directors of the Company approved the reverse stock split on March 23, 2023. Pursuant to the laws of the State of Nevada, stockholder approval is not required to effect this reverse stock split because the Company is also reducing its authorized common stock by the same ratio. The reverse stock split is being effected because the Company believes the anticipated increase in the market price of the common stock resulting from the reverse stock split will benefit the Company and its stockholders.

"The Company evaluated requests from current and prospective shareholders that have attempted to hold or purchase shares of sub $5 per share companies with major financial institutions and have been unable to do so. We evaluated the minimal cost of conducting a reverse stock split relative to the potential benefits of expanding our shareholder list and decided this was in the best interest of our shareholders," commented Kyle Cerminara, Chairman of the Board of Directors. Cerminara added, "As a public company, we would like to make it easier to own shares. I have personally heard from many of you and experienced it myself that the largest brokerage firms are not allowing fiduciary accounts to hold shares of low-priced companies without tremendous administrative burden. We hope this action will ease that burden."

At the effective time of the reverse stock split, every five (5) shares of issued and outstanding common stock will be exchanged for one (1) share of common stock, with all fractional shares being rounded up to the nearest whole share. The reverse stock split will reduce the number of issued and outstanding shares of common stock from approximately 17 million pre-split shares to approximately 3.4 million post-split shares. The reverse stock split will also proportionally reduce the Company's authorized shares of common stock from 50,000,000 shares to 10,000,000 shares.

The reverse stock split will be effected simultaneously for all outstanding shares of the Company's common stock, and will affect all of the Company's stockholders uniformly. The reverse stock split will not affect any stockholder's percentage ownership interest in the Company, except to the extent that it results in any of the Company's stockholders owning a fractional share, as any resulting fractional share will be rounded up to the nearest whole share. The reverse stock split will not affect the par value of the Company's common stock or the number of authorized shares of, or par value of, the authorized preferred stock, none of which is currently outstanding. The rights and privileges of the holders of the common stock will be unaffected by the reverse stock split. Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and to the number of shares subject to outstanding restricted stock units.

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Information for Stockholders

Stockholders holding their shares in direct registration book-entry form with the Company's transfer agent, American Stock Transfer & Trust Company, LLC, or in brokerage accounts, do not need to take any action in connection with the reverse stock split. Stockholders holding shares of the Company's common stock with a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding their holdings. The Company's transfer agent is also acting as the exchange agent for the reverse stock split and will provide instructions to any stockholders holding certificated shares regarding the process for exchanging their share certificates.

Any fractional shares of common stock resulting from the reverse stock split will be rounded up to the nearest whole post-split share, and no stockholders will receive cash in lieu of fractional shares.

About BK Technologies

BK Technologies Corporation is an American holding company deeply rooted in the public safety communications industry, with its operating subsidiary manufacturing high-specification communications equipment of unsurpassed reliability and value for use by public safety professionals and government agencies. BK Technologies is honored to serve our public safety heroes with reliable equipment when every moment counts. The Company's common stock trades on the NYSE American market under the symbol "BKTI." Maintaining its headquarters in West Melbourne, Florida, BK Technologies can be contacted through its web site at www.bktechnologies.com or directly at 1-800-821-2900.

Forward-Looking Statements

This press release contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance and financial condition and the anticipated effect of the Company's reverse stock split and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: the Company's ability to successfully effect the reverse stock split or realize the anticipated benefits of the reverse stock split; changes or advances in technology; the success of our land mobile radio product line; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned BKR Series; competition in the land mobile radio industry; general economic and business conditions, including federal, state and local government budget deficits and spending limitations and any impact from a prolonged shutdown of the U.S. Government; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contacts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Company Contact

IMS Investor Relations

John Nesbett/Jennifer Belodeau

bktechnologies@imsinvestorrelations.com

(203) 972-9200

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